THE HENNESSY
                               MUTUAL FUNDS, INC.

                                   PROSPECTUS
                                JANUARY 31, 2004

                          Hennessy Cornerstone Growth
                               Fund Symbol: HFCGX

                           Hennessy Cornerstone Value
                               Fund Symbol: HFCVX

                               Hennessy Focus 30
                               Fund Symbol: HFTFX

                             (HENNESSY FUNDS LOGO)

                                    Hennessy
                                  Mutual Funds

                        THE HENNESSY MUTUAL FUNDS, INC.
                              The Courtyard Square
                          750 Grant Avenue, Suite 100
                            Novato, California 94945
                                1 (415) 899-1555
                                1 (800) 966-4354
                             www.hennessyfunds.com

                        HENNESSY CORNERSTONE GROWTH FUND
                        HENNESSY CORNERSTONE VALUE FUND
                             HENNESSY FOCUS 30 FUND

                     SERIES OF HENNESSY MUTUAL FUNDS, INC.

                THE DATE OF THIS PROSPECTUS IS JANUARY 31, 2004.
                             WWW.HENNESSYFUNDS.COM

Hennessy Cornerstone Growth Fund is a stock mutual fund that seeks long-term growth of capital.

Hennessy Cornerstone Value Fund is a stock mutual fund that seeks total return, consisting of capital appreciation and current income.

Hennessy Focus 30 Fund is a stock mutual fund that seeks long-term growth of capital.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SHARES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

Summary Information                                                        1

Fund Descriptions and Performance                                          1

  Cornerstone Growth Fund                                                  2

  Cornerstone Value Fund                                                   5

  Focus 30 Fund                                                            8

Fees and Expenses                                                         10

Performance Information                                                   11

Management of the Funds                                                   13

Shareholder Information                                                   14

Pricing of Fund Shares                                                    20

Dividends and Distributions                                               20

Tax Consequences                                                          20

Financial Highlights                                                      21

SUMMARY INFORMATION

                              SUMMARY INFORMATION

 The table below lists the investment objectives, certain investment characteristics and principal risks of the Hennessy Funds. Other important characteristics are described in the individual Fund summaries, beginning on page two.

   FUND NAME                INVESTMENT OBJECTIVE            MAIN INVESTMENTS          RISKS
   ---------                --------------------            ----------------          -----
Cornerstone Growth Fund     o  Long-term growth             o Common stocks           o Strategy Indexing(R) risk
                               of capital                   o Foreign securities      o Market risk
                                                            o American Depository     o Small and medium sized
                                                              Receipts                  companies risk
                                                                                      o Foreign securities risk
Cornerstone Value Fund      o  Total return, consisting     o Common stocks           o Strategy Indexing(R) risk
                               of capital appreciation      o Foreign securities      o Market risk
                               and current income           o American Depository     o Small and medium sized
                                                              Receipts                  companies risk
                                                                                      o Foreign securities risk
Focus 30 Fund               o  Long-term growth             o Common stocks           o Formula investing risk
                               of capital                                             o Market risk
                                                                                      o Small and medium sized
                                                                                        companies risk

                       FUND DESCRIPTIONS AND PERFORMANCE

 The Hennessy Funds provide a range of investment choices emphasizing common stock investing. The following Fund summaries identify each Fund's investment objective, principal investment strategies, principal risks and performance information.

 You could lose money investing in the Hennessy Funds. The fact that a Fund has a good performance in the past is no assurance that the value of a Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit with a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

CORNERSTONE GROWTH FUND

OBJECTIVE

 The Cornerstone Growth Fund is a stock mutual fund that seeks long-term growth of capital.

PRINCIPAL STRATEGY

 The Fund seeks to achieve its investment objective by investing substantially all of its assets in common stocks selected through the Cornerstone Growth Strategy(R) (the "Strategy"). The Fund may also invest in foreign securities and American Depository Receipts ("ADRs"). The Strategy selects from the O'Shaughnessy All Stock UniverseTM the 50 common stocks with the highest one-year price appreciation as of the date of purchase that also meet the following criteria:

 (1)   annual earnings that are higher than the previous year;

 (2)   a price-to-sales ratio below 1.5;1<F1>

 (3)   positive relative strength over the past three and six month periods;
       and

 (4) historical trading volume sufficient to allow the Fund to purchase the required number of shares during the Re-Balance Period (defined below).

 The O'Shaughnessy All Stocks UniverseTM consists of all the domestic and foreign common stocks in the Standard & Poor's Compustat ("S&P Compustat") database (the "COMPUSTAT(R) Database") with market capitalizations exceeding $134 million. The COMPUSTAT(R) Database contains financial, statistical and market data for different regions of the world.2<F2>

 When the Fund began operations, it purchased 50 stocks as dictated by its Strategy, based on information at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount. Since then, the Fund has rebalanced its portfolio annually based on information available during the three months preceding and two months after the calendar year-end of the preceding year (the "Re-Balance Period"), in accordance with its Strategy. During the Re-Balance Period of each year: (i) stocks meeting the Strategy's criteria on or about the immediately preceding year-end are purchased for the Fund to the extent not then held; (ii) stocks which no longer meet the criteria as of such date are sold; and (iii) the holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

 Through this Strategy, the Fund offers a disciplined approach to investing, based on a buy and hold philosophy over the course of each year that ignores market timing and rejects active management. The Fund's investment manager, Hennessy Advisors, Inc. (the "Manager"), expects that the stocks held in the Fund's portfolio will remain the same throughout the course of a year, despite any adverse developments concerning an issuer, an industry, the economy or the stock market generally. However, if during the course of a year it is determined that earnings or other information that form the basis for selecting a security are false or incorrect, the Manager reserves the right to replace such security with another meeting the criteria of the Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during a year.

 When the Fund receives new cash flow from the sale of its shares over the course of the year, such cash will first be used to the extent necessary to meet redemptions. The balance of any such cash will be invested in the stocks selected for the Fund using the Strategy as of the most recent rebalancing of the Fund's portfolio, in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis in the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities between annual Re-Balance Periods will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the Strategy.

1<F1> A stock's price-to-sales ratio is computed by dividing the market value of the stock by the issuer's most recent 12 months sales.
2<F2> Although S&P Compustat obtains information for inclusion in or for use in the COMPUSTAT(R) Database from sources which S&P Compustat considers reliable, S&P Compustat does not guarantee the accuracy or completeness of the COMPUSTAT(R) Database. S&P Compustat makes no warranty, express or implied, as to the results to be obtained by the Fund, or any other persons or entity from the use of the COMPUSTAT(R) Database. S&P Compustat makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the COMPUSTAT(R) Database. "Standard & Poor" and "S&P" are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by S&P Compustat and S&P Compustat makes no representation regarding the advisability of investing in the Fund.

 FOREIGN SECURITIES. The Fund may invest in securities of foreign issuers, either through the direct purchase of securities of foreign issuers or through the purchase of ADRs, which are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs. Investments in securities of foreign issuers increase diversification of the Fund's portfolio and may enhance return, but they also involve some special risks, as described under "Principal Risks" below.

PRINCIPAL RISKS

 The principal risks of investing in the Fund that may adversely affect its net asset value or total return include the following:

 STRATEGY INDEXING(R) RISK: The Fund will adhere to its Strategy during the course of the year (subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds), despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. There can be no assurance that: (i) the market factors that caused the stocks held in the Fund's portfolio to meet the Strategy's criteria as of rebalancing in any given year will continue during such year until the next rebalancing; (ii) any negative conditions adversely affecting a stock's price will not develop or deteriorate during a given year; or (iii) share prices of a stock will not decline during a given year. The Fund's portfolio is rebalanced annually in accordance with its Strategy. Rebalancing may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.

 MARKET RISK: This is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

 SMALL AND MEDIUM SIZED COMPANIES RISK: Investing in securities of small and medium sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile.

 FOREIGN-SECURITIES RISK: The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. Some of these risks include: (i) unfavorable changes in currency exchange rates; (ii) economic and political instability; (iii) less publicly available information;
(iv) less strict auditing and financial reporting requirements; (v) less governmental supervision and regulation of securities markets; (vi) higher transactions costs; (vii) potential adverse effects of the euro conversion;
(viii) greater possibility of not being able to sell securities on a timely basis; (ix) nationalization and exchange controls; (x) potentially lower liquidity and higher volatility; (xi) possible problems arising from regulatory practices that differ from U.S. standards; (xii) the imposition of withholding taxes on income from such securities; and (xiii) confiscatory taxation.

PERFORMANCE

 The following performance information indicates some of the risks of investing in the Fund. The bar chart shows how the Fund's total return has varied from year to year. The table shows the Fund's average annual return over time compared with broad-based market indices. This past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's future performance may be better or worse.

                            CORNERSTONE GROWTH FUND
                        CALENDAR YEAR TOTAL RETURNS (%)

                         1997                    31.33%
                         1998                     3.67%
                         1999                    37.72%
                         2000                     5.30%
                         2001                    12.15%
                         2002                    -4.71%
                         2003                    45.82%

Note: During the seven year period shown in the bar chart, the Fund's highest quarterly return was 32.04% for the quarter ended December 31, 1999 and the lowest quarterly return was -28.53% for the quarter ended September 30, 1998.

                                                                                                               SINCE THE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS                                                                      PAST          DATE OF THE FUND
(FOR THE PERIODS ENDED DECEMBER 31, 2003)                                       PAST YEAR      FIVE YEARS      (NOVEMBER 1, 1996)
                                                                                ---------      ----------      ------------------
Hennessy Cornerstone Growth Fund
   Return before taxes                                                            45.82%         17.71%              17.10%
   Return after taxes on distributions(1)<F3>                                     45.82%         15.32%              14.55%
   Return after taxes on distributions and sale of Fund shares(1)<F3>             29.78%         14.04%              13.48%
S&P 500(2)<F4>(5)<F7>                                                             28.63%         (0.56%)              8.21%
Russell 2000 Index(3)<F5>(5)<F7>                                                  47.24%          7.20%               8.64%
Lipper Small Cap Growth Fund Index(4)<F6>(6)<F8>                                  49.74%          6.16%               6.56%

(1)<F3> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)<F4> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
(3)<F5> The Russell 2000 Index is a recognized small cap index of the 2,000 smallest securities of the Russell 3000 Index, which is comprised of the 3,000 largest U.S. securities as determined by total market capitalization.
(4)<F6> The Lipper Small Cap Growth Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalization of less than 250% of the dollar-weighted median market capitalization of the S&P Small Cap 600 Index. The S&P Small Cap 600 Index is a market weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The funds in this Index have a similar investment objective as the Cornerstone Growth Fund.
(5)<F7>   Reflects no deduction for fees, expenses or taxes.
(6)<F8>   Reflects no deductions for taxes.

CORNERSTONE VALUE FUND

OBJECTIVE

 The Cornerstone Value Fund is a stock mutual fund that seeks total return, consisting of capital appreciation and current income.

PRINCIPAL STRATEGY

 The Cornerstone Value Fund seeks to achieve its investment objectives by investing substantially all of its assets in common stocks selected through the Cornerstone Value Strategy(R) (the "Strategy"). The Fund may also invest in foreign securities or American Depository Receipts ("ADRs"). The Strategy involves the selection from the O'Shaughnessy Market Leaders UniverseTM of the 50 common stocks with the highest dividend yields as of the date of purchase that have historical trading volume sufficient to allow for the Fund to purchase the required number of shares during the Re-Balance Period. The O'Shaughnessy Market Leaders UniverseTM consists of those domestic and foreign stocks in the COMPUSTAT(R) Database which are not power utility companies and which have (i) market capitalizations exceeding the average of the COMPUSTAT(R) Database; (ii) 12 month sales which are 50% greater than the average for the COMPUSTAT(R) Database; (iii) a number of shares outstanding which exceeds the average for the COMPUSTAT(R) Database; and (iv) cash flow which exceeds the average for the COMPUSTAT(R) Database. The COMPUSTAT(R) Database contains financial, statistical and market data for different regions of the world.1<F9>

 When the Fund began operations, it purchased 50 stocks as dictated by its Strategy, based on information at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount. Since then, the Fund has rebalanced its portfolio annually based on information available during the three months preceding and two months after the calendar year-end of the preceding year (the "Re-Balance Period"), in accordance with its Strategy. During the Re-Balance Period of each year, (i) stocks meeting the Strategy's criteria on or about the immediately preceding year-end are purchased for the Fund to the extent not then held; (ii) stocks which no longer meet the criteria as of such date are sold; and (iii) the holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

 Through this Strategy, the Fund offers a disciplined approach to investing, based on a buy and hold philosophy over the course of each year that ignores market timing and rejects active management. The Fund's investment manager, Hennessy Advisors, Inc. (the "Manager"), expects that the stocks held in the Fund's portfolio will remain the same throughout the course of a year, despite any adverse developments concerning an issuer, an industry, the economy or the stock market generally. However, if during the course of a year it is determined that earnings or other information that form the basis for selecting a security are false or incorrect, the Manager reserves the right to replace such security with another meeting the criteria of the Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during a year.

 When the Fund receives new cash flow from the sale of its shares over the course of the year, such cash will first be used to the extent necessary to meet redemptions. The balance of any such cash will be invested in the stocks selected for the Fund using the Strategy as of the most recent rebalancing of the Fund's portfolio, in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis in the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities between annual Re-Balance Periods will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the Strategy.

1<F9> Although S&P Compustat obtains information for inclusion in or for use in the COMPUSTAT(R) Database from sources which S&P Compustat considers reliable, S&P Compustat does not guarantee the accuracy or completeness of the COMPUSTAT(R) Database. S&P Compustat makes no warranty, express or implied, as to the results to be obtained by the Fund, or any other persons or entity from the use of the COMPUSTAT(R) Database. S&P Compustat makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the COMPUSTAT(R) Database. "Standard & Poor" and "S&P" are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by S&P Compustat and S&P Compustat makes no representation regarding the advisability of investing in the Fund.

 FOREIGN SECURITIES. The Fund may invest in securities of foreign issuers, either through the direct purchase of securities of foreign issuers or through the purchase of ADRs, which are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs. Investments in securities of foreign issuers increase diversification of the Fund's portfolio and may enhance return, but they also involve some special risks, as described under "Principal Risks" below.

PRINCIPAL RISKS

 The principal risks of investing in the Fund that may adversely affect its net asset value or total return include the following:

 STRATEGY INDEXING(R) RISK: The Fund will adhere to its Strategy during the course of the year (subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds), despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. There can be no assurance that: (i) the market factors that caused the stocks held in the Fund's portfolio to meet the Strategy's criteria as of rebalancing in any given year will continue during such year until the next rebalancing; (ii) any negative conditions adversely affecting a stock's price will not develop or deteriorate during a given year; or (iii) share prices of a stock will not decline during a given year. The Fund's portfolio is rebalanced annually in accordance with its Strategy. Rebalancing may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.

 MARKET RISK: This is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

 SMALL AND MEDIUM SIZED COMPANIES RISK: Investing in securities of small and medium sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile.

 FOREIGN-SECURITIES RISK: The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. Some of these risks include: (i) unfavorable changes in currency exchange rates; (ii) economic and political instability; (iii) less publicly available information;
(iv) less strict auditing and financial reporting requirements; (v) less governmental supervision and regulation of securities markets; (vi) higher transactions costs; (vii) potential adverse effects of the euro conversion;
(viii) greater possibility of not being able to sell securities on a timely basis; (ix) nationalization and exchange controls; (x) potentially lower liquidity and higher volatility; (xi) possible problems arising from regulatory practices that differ from U.S. standards; (xii) the imposition of withholding taxes on income from such securities; and (xiii) confiscatory taxation.

PERFORMANCE

 The following performance information indicates some of the risks of investing in the Fund. The bar chart shows how the Fund's total return has varied from year to year. The table shows the Fund's average annual return over time compared with broad-based market indices. This past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's future performance may be better or worse.

                             CORNERSTONE VALUE FUND
                        CALENDAR YEAR TOTAL RETURNS (%)

                         1997                    15.29%
                         1998                     6.59%
                         1999                     6.01%
                         2000                     8.77%
                         2001                     6.60%
                         2002                   -16.03%
                         2003                    28.39%

Note: During the seven year period shown in the bar chart, the Fund's highest quarterly return was 17.63% for the quarter ended June 30, 2003 and the lowest quarterly return was -19.37% for the quarter ended September 30, 2002.

 SINCE THE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS                                                                      PAST          DATE OF THE FUND
(FOR THE PERIODS ENDED DECEMBER 31, 2003)                                       PAST YEAR      FIVE YEARS      (NOVEMBER 1, 1996)
                                                                                ---------      ----------      ------------------
Hennessy Cornerstone Value Fund
   Return before taxes                                                            28.39%         5.79%               7.08%
   Return after taxes on distributions(1)<F10>                                    27.59%         3.95%               5.31%
   Return after taxes on distributions and sale of Fund shares(1)<F10>            18.44%         3.77%               4.97%
S&P 500(2)<F11>(5)<F14>                                                           28.63%        (0.56%)              8.21%
Lipper Multi Cap Growth Fund Index(3)<F12>(6)<F15>                                44.74%         6.16%               6.56%
Russell 1000 Index(4)<F13>                                                        29.87%        (0.08%)              8.27%

(1)<F10> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)<F11> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
(3)<F12> The Lipper Multi Cap Value Fund Index is comprised of funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one capitalization range over an extended period of time. The funds in this Index have a similar investment objective as the Cornerstone Value Fund.
(4)<F13> The Russell 1000 Index is comprised of large cap U.S. stocks and is commonly used as a benchmark for U.S. funds. The funds in this index have a similar investment objective as the Cornerstone Value Fund.
(5)<F14>  Reflects no deduction for fees, expenses or taxes.
(6)<F15>  Reflects no deduction for taxes.

FOCUS 30 FUND

OBJECTIVE

 The Focus 30 Fund is a stock mutual fund that seeks long-term growth of capital.

PRINCIPAL STRATEGY

 The Focus 30 Fund seeks to achieve its investment objective by investing substantially all of its assets in common stocks selected through the Focus 30 Formula (the "Formula"). The Formula selects securities from the Standard & Poor's Compustat ("S&P Compustat") database (the "COMPUSTAT(R) Database") whose market value is between $1 billion and $10 billion, excluding American Depository Receipts, and excluding any equities whose price is less than $5 per share. Through the Formula, 30 common stocks with the highest one-year price appreciation as of the date of purchase are chosen. The chosen common stocks must also meet the following criteria:

 (1)   a price-to-sales ratio below 1.5;1<F16>

 (2)   annual earnings that are higher than the previous year;

 (3)   positive relative strength over the past three and six month periods;
       and

 (4) historical trading volume sufficient to allow for the Fund to purchase the required number of shares during the Re-Balance Period.

 The COMPUSTAT(R) Database contains financial, statistical and market data for different regions of the world.2<F17>

 When the Fund began operations, it purchased 30 stocks as dictated by its Formula based on information available at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount. The Fund has not yet rebalanced its portfolio as it did not commence investing in accordance with the Focus 30 Formula until September, 2003. The Fund will rebalance its portfolio annually based on information available during the three months preceding and two months after a chosen rebalance date (the "Re-Balance Period") in accordance with its Formula. During the Re-Balance Period of each year, (i) stocks meeting the Formula's criteria on or about the immediately preceding rebalance date are purchased for the Fund to the extent not then held;
(ii) stocks which no longer meet the criteria as of such date are sold; and
(iii) the holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

 Through this Formula, the Fund offers a disciplined approach to investing based on a buy and hold philosophy over the course of each year that ignores market timing and rejects active management. The Fund's investment manager, Hennessy Advisors, Inc. (the "Manager"), expects that the stocks held in the Fund's portfolio will remain the same throughout the course of a year despite any adverse developments concerning an issuer, an industry, the economy or the stock market generally. However, if during the course of a year it is determined that earnings or other information that form the basis for selecting a security are false or incorrect, the Manager reserves the right to replace such security with another meeting the criteria of the Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during a year.

1<F16> A stock's price-to-sales ratio is computed by dividing the market value of the stock by the issuer's most recent twelve months sales.
2<F17> Although S&P Compustat obtains information for inclusion in or for use in the COMPUSTAT(R) Database from sources which S&P Compustat considers reliable, S&P Compustat does not guarantee the accuracy or completeness of the COMPUSTAT(R) Database. S&P Compustat makes no warranty, express or implied, as to the results to be obtained by the Fund, or any other persons or entity from the use of the COMPUSTAT(R) Database. S&P Compustat makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the COMPUSTAT(R) Database. "Standard & Poor" and "S&P" are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by S&P Compustat and S&P Compustat makes no representation regarding the advisability of investing in the Fund.

 When the Fund receives new cash flow from the sale of its shares over the course of the year, such cash will first be used to the extent necessary to meet redemptions. The balance of any such cash will be invested in the stocks selected for the Fund using the Formula as of the most recent rebalancing of the Fund's portfolio, in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis but may be on a more or less frequent basis in the discretion of the Manager depending on certain factors including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities between annual Re-Balance Periods will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the Formula.

PRINCIPAL RISKS

 The principal risks of investing in the Fund that may adversely affect its net asset value or total return include the following:

 FORMULA INVESTING RISK: The Fund will adhere to its Formula during the course of the year (subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds) despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund's portfolio for a given year are experiencing financial difficulty or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. There can be no assurance that: (i) the market factors that caused the stocks held in the Fund's portfolio to meet the Formula's criteria as of rebalancing in any given year will continue during such year until the next rebalancing; (ii) any negative conditions adversely affecting a stock's price will not develop or deteriorate during a given year; or (iii) share prices of a stock will not decline during a given year. The Fund's portfolio is rebalanced annually in accordance with its Formula. Rebalancing may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.

 MARKET RISK: This is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

 SMALL AND MEDIUM SIZED COMPANIES RISK: Investing in securities of small and medium sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, markets or financial resources, and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile.

PERFORMANCE

 The Fund is a newly-organized series of Hennessy Mutual Funds, Inc. and therefore has no operating history. On September 17, 2003, the Fund acquired the assets, and assumed the liabilities, of the SYM Select Growth Fund, a former series of Advisors Series Trust (the "SYM Fund"). The past performance of the SYM Fund is not relevant to investors in the Fund because the SYM Fund did not utilize the Focus 30 Formula. Performance information of the Fund will be included in future prospectuses after the Fund has completed one calendar year of operations under the Manager.

FEES AND EXPENSES

                               FEES AND EXPENSES

 This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                                CORNERSTONE    CORNERSTONE       FOCUS
                                                                GROWTH FUND     VALUE FUND      30 FUND
                                                                -----------     ----------      -------
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                    None           None           None
Maximum deferred sales charge (load)                                None           None           None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions                         None           None           None
Redemption fee (as a percentage of amount redeemed)(1)<F18>        1.50%          1.50%          1.50%
Exchange Fee(2)<F19>                                               1.50%          1.50%          1.50%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                    0.74%          0.74%          1.00%
Distribution and Service (12b-1) Fees                               None           None           None
Other Expenses                                                     0.53%          0.77%          0.59%
                                                                   -----          -----          -----
     Service Fees                                            0.10%          0.10%          0.00%
     All remaining Other Expenses                            0.43%          0.67%          0.59%
Total Gross Expenses                                               1.27%          1.51%          1.59%
Less Expense Waiver/Reimbursement(3)<F20>                          0.00%          0.00%          0.14%
                                                                   -----          -----          -----
Total Annual Fund Operating Expenses                               1.27%          1.51%          1.45%
                                                                   -----          -----          -----
                                                                   -----          -----          -----

(1)<F18> If you redeem shares you have owned for less than three months, a 1.50% fee will be deducted from the value of your redemption proceeds. This fee is payable to the Fund. Our transfer agent charges a fee of $15.00 for each wire redemption.
(2)<F19> If you exchange shares you have owned for less than three months, a 1.50% fee will be deducted from the value of your exchange proceeds. This fee is payable to the Fund. Our transfer agent charges a fee of $5.00 for each telephone exchange.
(3)<F20> The Manager has contractually agreed to waive its investment advisory fee to the extent necessary to ensure that Total Annual Fund Operating Expenses do not exceed 1.45% of the average daily net assets of the Focus 30 Fund until such contractual limitation is terminated by the Board of Directors of Hennessy Mutual Funds, Inc. The Manager may recover waived advisory fees in subsequent years.

EXAMPLE

 This Example is intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds.

 The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions and that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                             ONE YEAR   THREE YEARS    FIVE YEARS   TEN YEARS
                             --------   -----------    ----------   ---------
 Cornerstone Growth Fund       $129         $403          $697       $1,534
 Cornerstone Value Fund        $154         $477          $824       $1,802
 Focus 30 Fund                 $148         $459          $792       $1,735

PERFORMANCE INFORMATION

                            PERFORMANCE INFORMATION

                            CORNERSTONE GROWTH FUND

                   Hennessy                          Lipper           Russell
                  Cornerstone      S&P 500      Small-Cap Growth       2000
    Date          Growth Fund       Index          Funds Index         Index
    ----          -----------       -----          -----------         -----
    11/1/96*<F26>  $10,000         $10,000           $10,000         $10,000
   12/30/96        $10,073         $10,564           $10,319         $10,703
    3/31/97         $9,753         $10,849            $9,089         $10,153
    6/30/97        $11,864         $12,739           $10,741         $11,792
    9/30/97        $15,305         $13,692           $12,543         $13,539
   12/30/97        $13,229         $10,866           $11,478         $13,080
    3/31/98        $15,000         $12,359           $12,775         $14,427
    6/30/98        $15,498         $13,158           $12,307         $13,768
    9/30/98        $11,076         $12,332            $9,371         $10,981
   12/30/98        $13,715         $13,176           $11,588         $12,784
    3/31/99        $12,674         $12,975           $11,211         $12,090
    6/30/99        $14,722         $14,085           $12,809         $13,965
    9/30/99        $14,305         $11,564           $13,041         $13,081
   12/30/99        $18,889         $15,134           $18,677         $15,509
    3/31/00        $20,891         $13,269           $22,022         $16,609
    6/30/00        $20,891         $12,917           $20,844         $15,981
    9/30/00        $22,546         $12,793           $20,514         $16,163
   12/30/00        $19,890         $11,793           $17,136         $15,055
    3/31/01        $20,077         $10,398           $13,902         $14,079
    6/30/01        $21,757         $11,007           $16,220         $16,080
    9/30/01        $20,077          $9,394           $12,160         $12,766
   12/30/01        $22,306         $10,397           $14,914         $15,457
    3/31/02        $24,241         $10,425           $14,699         $16,073
    6/30/02        $24,287          $9,032           $12,716         $14,734
    9/30/02        $20,959          $7,475           $10,237         $11,583
   12/30/02        $21,255          $8,105           $10,795         $12,297
    3/31/03        $20,742          $7,850           $10,392         $11,746
    6/30/03        $24,442          $9,057           $12,818         $14,495
    9/30/03        $27,598          $9,297           $13,936         $15,811

*<F26>  inception date

                         AVERAGE ANNUAL RATES OF RETURN
                           (AS OF SEPTEMBER 30, 2003)

                                           ONE YEAR ENDED       FIVE YEARS ENDED       SINCE INCEPTION
                                         SEPTEMBER 30, 2003    SEPTEMBER 30, 2003      NOVEMBER 1, 1996
                                         ------------------    ------------------      ----------------
Hennessy Cornerstone Growth Fund               31.67%                20.03%                15.82%
S&P 500 Index                                  24.40%                 1.00%                 6.70%
Lipper Small Cap Growth Funds Index            36.14%                 8.26%                 4.92%
Russell 2000 Index                             34.60%                 5.98%                 5.28%

                             CORNERSTONE VALUE FUND

                    Hennessy                          Lipper         Russell
                  Cornerstone        S&P 500         Multi-Cap        1000
      Date         Value Fund         Index         Value Funds       Index
      ----         ----------         -----         -----------       -----
   11/1/96*<F27>     $10,000         $10,000          $10,000        $10,000
  12/30/96           $10,028         $10,564          $10,627        $10,567
   3/31/97            $9,818         $10,849          $10,807        $10,713
   6/30/97           $10,729         $12,739          $12,262        $12,506
   9/30/97           $11,521         $13,692          $13,487        $13,585
  12/30/97           $10,064         $10,866          $13,487        $13,994
   3/31/98           $10,983         $12,359          $15,029        $15,861
   6/30/98           $10,164         $13,158          $14,763        $16,240
   9/30/98           $10,364         $12,332          $12,519        $14,550
  12/30/98           $11,252         $13,176          $14,368        $17,733
   3/31/99           $11,157         $12,975          $14,471        $18,467
   6/30/99           $11,565         $14,085          $16,180        $19,802
   9/30/99            $9,393         $11,564          $14,441        $18,476
  12/30/99           $11,387         $15,134          $15,221        $21,437
   3/31/00           $10,322         $13,269          $15,256        $22,338
   6/30/00           $11,662         $12,917          $15,103        $21,605
   9/30/00           $10,079         $12,793          $15,973        $21,748
  12/30/00           $10,952         $11,793          $16,687        $19,766
   3/31/01           $11,210         $10,398          $16,253        $17,290
   6/30/01           $12,291         $11,007          $17,391        $18,381
   9/30/01           $10,823          $9,394          $15,010        $15,622
  12/30/01           $11,675         $10,397          $16,905        $17,356
   3/31/02           $11,908         $10,425          $17,307        $17,484
   6/30/02           $11,269          $9,032          $15,498        $15,138
   9/30/02            $9,086          $7,475          $12,873        $12,583
  12/30/02            $9,804          $8,105          $13,928        $13,607
   3/31/03            $9,110          $7,850          $13,342        $13,207
   6/30/03           $10,716          $9,057          $15,829        $15,283
   9/30/03           $10,892          $9,297          $16,359        $15,741

*<F27>  inception date

                         AVERAGE ANNUAL RATES OF RETURN
                           (AS OF SEPTEMBER 30, 2003)

                                           ONE YEAR ENDED       FIVE YEARS ENDED       SINCE INCEPTION
                                         SEPTEMBER 30, 2003    SEPTEMBER 30, 2003      NOVEMBER 1, 1996
                                         ------------------    ------------------      ----------------
Hennessy Cornerstone Value Fund                19.88%                 5.10%                 5.13%
S&P 500 Index                                  24.40%                 1.00%                 6.70%
Lipper Multi Cap Value Funds Index             27.08%                 5.50%                 7.38%
Russell 1000 Index                             25.10%                 1.59%                 6.78%

MANAGEMENT OF THE FUNDS

                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

 Hennessy Advisors, Inc. is the investment manager of each Fund. The Manager's address is The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945. The Manager has been providing investment advisory services since 1989. The Manager is also the investment manager for the Hennessy Balanced Fund and the Hennessy Total Return Fund series of Hennessy Funds, Inc. The Manager also furnishes each Fund with office space and certain administrative services and provides most personnel needed by the Funds. For its services, each Fund pays the Manager a monthly management fee based upon its average daily net assets. For the fiscal year ended September 30, 2003, each of the Cornerstone Growth Fund and Cornerstone Value Fund paid advisory fees of 0.74% of its average daily net assets, and the Focus 30 Fund paid advisory fees equal to 1.00% of its average daily net assets.

 Neil J. Hennessy is primarily responsible for day-to-day management of the portfolio of each Fund and for developing and executing each Fund's investment program. Mr. Hennessy is committed to the Strategy Indexing(R) and Focus 30 Formula investing programs utilized by the Funds. Mr. Hennessy has been the President and a Director of the Manager, a registered investment advisor, since its organization in 1989.

EXPENSE LIMITATION AGREEMENTS

 Each Fund is responsible for its own operating expenses. The Manager has contractually agreed to waive a portion of its investment advisory fees to the extent necessary to ensure that Total Fund Operating Expenses of the Focus 30 Fund do not exceed 1.45% of the average daily net assets of the Fund.

 Any reduction in advisory fees or payment of expenses made by the Manager is subject to reimbursement by the Focus 30 Fund if requested by the Manager in subsequent fiscal years. This reimbursement may be requested by the Manager in subsequent fiscal years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Reimbursements made in the Fund's first and second years of operation are eligible for reimbursement through the end of the Fund's sixth fiscal year, and reimbursements made in the third year of operations are eligible for reimbursement through the end of the Fund's seventh fiscal year. Any such reimbursement will be reviewed by the Directors. The Directors may terminate the expense reimbursement arrangement for the Fund at any time. The Fund must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of fees and/or expenses.

SERVICING AGREEMENT

 The Cornerstone Growth Fund and Cornerstone Value Fund have entered into a Servicing Agreement with the Manager. The Servicing Agreement provides that the Manager will provide administrative support services to the Funds consisting of:

 o maintaining an "800" number which current shareholders may call to ask questions about the Funds or their accounts with the Funds;

 o   assisting shareholders in processing exchange and redemption requests;

 o assisting shareholders in changing dividend options, account designations and addresses;

 o   responding generally to questions of shareholders; and

 o   providing such other similar services as the Funds may request.

 For such services, each of the Cornerstone Growth Fund and Cornerstone Value Fund pays an annual service fee to the Manager equal to 0.10% of its average daily net assets.

SHAREHOLDER INFORMATION

                            SHAREHOLDER INFORMATION

PURCHASE OF SHARES

 The minimum initial investment in a Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts ("IRA"). For corporate sponsored retirement plans, there is no minimum initial investment. There is a $100 subsequent investment requirement for all of the Funds. A $100 minimum exists for each additional investment made through the Automatic Investment Plan for all Funds. The Funds may waive the minimum investment requirements from time to time.

 You may purchase shares of the Funds by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Funds are not required to issue share certificates. The Funds reserve the right to reject any purchase in whole or in part.

 The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all purchases of shares. Shares of the Funds have not been registered for sale outside of the United States.

HOW DO I PURCHASE SHARES BY CHECK?

 If you are making an initial investment in a Fund, simply complete the appropriate Account Application and mail it with a check (made payable to "Hennessy Cornerstone Growth Fund", "Hennessy Cornerstone Value Fund" or "Hennessy Focus 30 Fund", as applicable) to:

       Hennessy Mutual Funds, Inc.
       c/o U.S. Bancorp Fund Services, LLC
       P. O. Box 701
       Milwaukee, WI 53201-0701

 If you wish to send your Application and check via an overnight delivery service, delivery cannot be made to a post office box. In that case, you should use the following address:

       Hennessy Mutual Funds, Inc.
       c/o U.S. Bancorp Fund Services, LLC
       3rd Floor
       615 East Michigan Street
       Milwaukee, WI 53202-5207

 Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the remittance portion of the account statement and returned to one of the above addresses.

 In compliance with the USA Patriot Act of 2001, please note that the Funds' transfer agent, US Bancorp Fund Services, LLC (the "Transfer Agent"), will verify certain information on your account application as part of the Funds' Anti-Money Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-800-261-6950 if you need additional assistance when completing your application.

HOW DO I PURCHASE SHARES BY WIRE?

 If you are making an initial investment in a Fund, before you wire funds, you should call the Fund at 1-800-261-6950 or (414) 765-4124 between 6:30 A.M. and 1:00 P.M., Pacific time, on a day when the New York Stock Exchange ("NYSE") is open for trading to advise them that you are making an investment. You will then receive your account number and an order confirmation number. Before or immediately after your bank wires funds, a completed Account Application should be sent to the Transfer Agent by U.S. mail or overnight courier to the addresses listed above. If you are making a subsequent purchase, prior to wiring funds, you should be sure to notify the Transfer Agent.

 All wires should specify the name of the Fund, the name(s) in which the account is registered, the shareholder's social security number or employer tax identification number, the account number and the amount being wired. Please indicate if this is an initial or subsequent investment. It is essential that your bank include complete information about your account in all wire instructions. Wire purchases are normally used only for large purchases (over $5,000). Your bank may charge you a fee for sending a wire to the Funds.

 Your bank should transmit immediately available funds by wire in your name to:

       Hennessy Mutual Funds, Inc.
       c/o U.S. Bank, N.A.
       777 E. Wisconsin Ave.
       Milwaukee, WI  53202
       ABA# 075000022
       Credit: U.S. Bancorp Fund Services
       Account Number: 112-952-137
       Further Credit: Mutual Fund Name, Shareholder name and account number

CAN I PURCHASE SHARES THROUGH BROKER-DEALERS?

 You may buy, sell and exchange shares of the Funds through certain brokers
(and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Manager may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectuses.

 You may also buy, sell and exchange shares of the Funds through other outside broker-dealers that have not made arrangements with the Funds to sell their shares. Such broker-dealers may purchase shares of the Funds by telephone if they have made arrangements in advance with the Funds. To place a telephone order, such broker-dealer should call the Funds at 1-800-261-6950 or 1-414-765-4124.

AUTOMATIC INVESTMENT PLAN

 For your convenience, each Fund offers an Automatic Investment Plan (the "Plan"). Under this Plan, after your initial investment in a Fund, you authorize that Fund to withdraw from your checking or savings account each month or quarter an amount that you wish to invest, which must be at least $100. If you wish to enroll in this Plan, complete the appropriate section in the Automatic Investment Plan Application (the "Application"). If you are an existing shareholder, you may call the Fund at 1-800-261-6950 or 1-414-765-4124 and request an Application. Signed Applications should be received by the Transfer Agent at least 15 business days prior to your initial transaction. The Transfer Agent will charge you a $25 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

RETIREMENT PLANS

 You may invest in the Funds under the following prototype retirement plans:

 o   Coverdell Education Savings Account;

 o   Traditional IRA;

 o   Roth IRA;

 o   SEP-IRA for sole proprietors, partnerships and corporations; or

 o Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.

 Investors can obtain further information about the IRAs and the Coverdell Education Savings Account by calling the Funds at 1-800-261-6950 or 1-414-765-4124. The Hennessy Mutual Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing in them. The current fee schedule for a retirement account is outlined in our Individual Retirement Account Disclosure Statement and Custodial Account Agreement.

HOW TO EXCHANGE SHARES

 You may exchange shares of any Fund for shares of any other Hennessy Fund any day the Funds and the NYSE are open for business. You may also exchange shares of any Fund for shares of the First American Prime Obligations Fund, a money market mutual fund not affiliated with Hennessy Mutual Funds, Inc. or the Manager. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Manager of an investment in the First American Prime Obligations Fund. Prior to making an exchange into the First American Prime Obligations Fund, you should obtain and carefully read that fund's prospectus, which may be obtained by calling 1-800-261-6950 or 1-414-765-4124.

 If you exchange your Fund shares into shares of the First American Prime Obligations Fund, you may establish checkwriting privileges on that money market account. Contact the Fund at 1-800-261-6950 or 1-414-765-4124 for a checkwriting application and signature card.

HOW DO I EXCHANGE SHARES BY MAIL?

 You may exchange your Fund shares simply by sending a written request to the Transfer Agent. You should give the name of your Fund account, account number, the number of Fund shares or the dollar value of Fund shares to be exchanged, and the name of the other fund into which the exchange is being made. If you have an existing account with the other fund, you should also give the name and account number for that fund. The letter should be signed by all of the shareholders whose names appear on the account registration.

HOW DO I EXCHANGE SHARES BY TELEPHONE?

 If your account has telephone privileges, you may also exchange Fund shares by calling the Fund at 1-800-261-6950 or 1-414-765-4124 before the close of regular trading on the NYSE, which presently is 1:00 P.M., Pacific time. If you are exchanging shares by telephone, you will be subject to certain identification procedures, which are listed below under "How do I sell shares by telephoneo". You will be charged a $5.00 fee for exchanges of Fund shares by telephone. Telephone requests for exchanges will not be accepted with respect to shares represented by certificates. Each Fund may suspend temporarily the exchange privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders.

 The Funds reserve the right on notice to shareholders to limit the number of exchanges you may make in any year to avoid excess Fund expenses. The Funds reserve the right to reject any exchange order. The Funds may modify or terminate the exchange privilege upon written notice to shareholders.

HOW TO SELL SHARES

 You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly to the Funds or through your investment representative. Redemptions that are received no later than 1:00 P.M., Pacific time, will be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next business day.

HOW DO I SELL SHARES BY MAIL?

 You may redeem your shares by sending a written request to the Transfer Agent. The redemption request should include the following: (i) the name of your Fund account; (ii) the account number; (iii) the number of Fund shares or the dollar value of Fund shares to be redeemed; (iv) duly endorsed share certificates, if issued; (v) any signature guarantees that are required; and (vi) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders. In addition, please specify whether the redemption proceeds are to be sent by mail or wire. The letter should be signed by shareholders whose names appear on the account registration. If you wish to have the proceeds wired, please give wire instructions. Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required.

WHEN ARE SIGNATURE GUARANTEES REQUIRED?

 To protect the Funds and their shareholders, except as noted in the following paragraph, a signature guarantee is required for all written redemption requests. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution." These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted for any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

 The Funds will waive the signature guarantee required on redemption requests that instruct that the proceeds be sent by mail if all of the following conditions apply: (i) the redemption is for $10,000 or less; (ii) the redemption check is payable to the shareholder(s) of record; (iii) the redemption check is mailed to the shareholder(s) at the address of record; and (iv) no shares represented by certificate are being redeemed. In addition, the Funds may waive the signature guarantee for employees and affiliates of the Manager, the Distributor (as defined below), the Administrator (as defined below) and family members of the foregoing.

HOW DO I SELL SHARES BY TELEPHONE?

 If you complete the "Shareholder Privileges" section of the Account Application, you may redeem all or some of your shares by calling the Fund at 1-800-261-6950 or 1-414-765-4124 before the close of regular trading on the NYSE. Telephone redemptions will not be accepted with respect to shares represented by certificates or for retirement accounts.

 When you establish telephone privileges, you are authorizing the Funds and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

 Before acting on instructions received by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of person identification. If the Funds and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify or terminate these privileges at any time upon written notice to shareholders. The Funds may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Funds, continuation of the privilege would be detrimental to the Funds and its shareholders. Such temporary suspension can be without prior notification to shareholders.

 You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent at one of the addresses set forth under "How do I purchase shares by checko" above. Your written request for telephone privileges must be signed by the registered owner(s) of the shares exactly as the account is required and signature guaranteed, and include the name of the Fund account, the account number and the name of the Fund.

 You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

WHEN WILL I RECEIVE MY REDEMPTION PROCEEDS?

 Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Funds. If you did not purchase your shares with a certified check or wire, the Funds may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

 If you made your redemption request by telephone, the proceeds will be mailed within one or two days. If you request, redemption proceeds will be wired on the next business day to the bank account you have designated in your Account Application or written instructions. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $15. This fee will be deducted from your redemption proceeds and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires.

 Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Funds would do so except in unusual circumstances. If either Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

WHEN WILL I PAY A REDEMPTION FEE?

 The Funds are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Funds' investment programs and create additional transaction costs that are borne by all shareholders. For these reasons, each Fund will assess a 1.50% fee on redemptions and exchanges of Fund shares purchased and held for less than three months. This fee will be paid to the Fund to help offset transactions costs. In determining the three-month holding period, the Funds will use the "first-in, first-out" method. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If those shares were held for less than three months, the fee will be assessed.

 This fee does not apply to: (i) any shares purchased through reinvested dividends or capital gains or (ii) shares held in 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension retirement plan accounts. In addition, this fee may not apply to shares held in broker omnibus accounts.

CAN MY ACCOUNT BE INVOLUNTARILY REDEEMED?

 The Funds may redeem the shares in your account if the value of your account is less than $2,500 for three months or longer as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,500 before the Funds make an involuntary redemption. You will then have 60 days in which to make an additional investment to bring the value of your account to at least $2,500 before the Funds take any action.

SYSTEMATIC CASH WITHDRAWAL PROGRAM

 As another convenience, you may redeem your Fund shares through the Systematic Cash Withdrawal Program (the "Program"). If you elect this method of redemption, the Fund will send you or a designated third party a check in a minimum amount of $50. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this Program. This Program may be terminated at any time by the Funds. You may also elect to terminate your participation in this Program at any time by writing to the Transfer Agent.

 A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

OTHER INFORMATION

                             PRICING OF FUND SHARES

 The price of each Fund's shares is based on the Fund's net asset value. This is calculated by dividing each Fund's assets, minus its liabilities, by the number of shares outstanding. Each Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. Each Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares which have been issued to shareholders by that Fund. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

 The net asset value of each Fund's shares is normally determined as of the close of regular trading on the NYSE. This is normally 1:00 P.M., Pacific time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                          DIVIDENDS AND DISTRIBUTIONS

 Each Fund will make distributions of dividends and capital gains, if any, annually, usually in November or December of each year.

 All distributions will be reinvested in shares of the distributing Fund unless you choose one of the following options: (i) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares or (ii) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent at one of the addresses set forth under "How do I purchase shares by checko" above in advance of the payment date of the distribution.

                                TAX CONSEQUENCES

 The Funds intend to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income, although a portion of a Fund's dividends may be taxable to you at the lower rate applicable to dividend income. The rate you pay on capital gains distribution will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gains distribution in cash or reinvest them in additional Fund shares. If you exchange or sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

FINANCIAL HIGHLIGHTS

                              FINANCIAL HIGHLIGHTS

 The following financial highlights tables are intended to help you understand the financial performance of the Cornerstone Growth Fund and Cornerstone Value Fund. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Cornerstone Growth Fund or Cornerstone Value Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. Information for the fiscal years ended September 30, 2003, September 30, 2002, and September 30, 2001, has been audited by KPMG LLP, independent accountants. Their report and the financial statements for the Cornerstone Growth Fund and Cornerstone Value Fund are included in the Annual Report, which is available upon request.

 The Focus 30 Fund commenced operations on September 17, 2003, when it acquired the assets of, and assumed the liabilities of, the SYM Fund. The information presented for the Focus 30 Fund is intended to help you understand the financial performance of the SYM Fund. However, the total returns of the SYM Fund are not relevant to investors in the Focus 30 Fund because the SYM Fund did not utilize the Focus 30 Formula. The information for the year ended December 31, 2002, and the period ended December 31, 2001, has been audited by Tait, Weller & Baker, independent accountants, whose report, along with the SYM Fund's financial statements, are included in the SYM Fund's Annual Report dated December 31, 2002, which is available free of charge upon request. Information for the nine months ended September 30, 2003, has been audited by KPMG LLP, independent accountants. Their report and the financial statements for the Focus 30 Fund are included in the Annual Report, which is available upon request.

                            CORNERSTONE GROWTH FUND

                                                                              YEAR ENDED SEPTEMBER 30,

                                                          2003           2002           2001           2000           1999
                                                          ----           ----           ----           ----           ----
PER SHARE DATA:
Net asset value, beginning of year                       $13.55         $13.98         $19.48         $12.36         $ 9.57
                                                         ------         ------         ------         ------         ------

   Income from investment operations:
       Net investment loss(1)<F21>                        (0.07)         (0.07)         (0.09)         (0.16)         (0.09)
       Net realized and unrealized
         gain (loss) on investments                        4.23           0.67          (1.91)          7.28           2.88
                                                         ------         ------         ------         ------         ------
           Total from investment operations                4.16           0.60          (2.00)          7.12           2.79
                                                         ------         ------         ------         ------         ------

   Less Distributions:
       From net investment income                            --             --             --             --             --
       From net realized gains                            (0.48)         (1.03)         (3.50)            --             --
                                                         ------         ------         ------         ------         ------
           Total distributions                            (0.48)         (1.03)         (3.50)            --             --
                                                         ------         ------         ------         ------         ------
   Net asset value, end of year                          $17.23         $13.55         $13.98         $19.48         $12.36
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL RETURN                                             31.67%          4.47%        (10.95%)        57.61%         29.15%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (millions)                    $752.0         $342.4         $155.5         $182.5         $120.8
   Ratio of net expenses to average net assets
       Before expense reimbursement                       1.27%          1.10%          1.11%          1.18%          1.15%
       After expense reimbursement                        1.27%          1.10%          1.11%          1.18%          1.15%
   Ratio of net investment loss to average net assets
       Before expense reimbursement                      (0.60%)        (0.73%)        (0.60%)        (0.90%)        (0.84%)
       After expense reimbursement                       (0.60%)        (0.73%)        (0.60%)        (0.90%)        (0.84%)
   Portfolio turnover rate                               74.80%         70.33%        103.33%         95.28%        125.19%

(1)<F21> Net investment loss per share is calculated using ending balances prior to consideration for adjustments for permanent book and tax differences.

                             CORNERSTONE VALUE FUND

                                                                              YEAR ENDED SEPTEMBER 30,

                                                          2003           2002           2001           2000           1999
                                                          ----           ----           ----           ----           ----
PER SHARE DATA:
   Net asset value, beginning of year                    $ 8.95         $10.91         $10.29         $11.90         $10.84
                                                         ------         ------         ------         ------         ------

   Income from investment operations:
       Net investment income                               0.21           0.25           0.24           0.32           0.33
       Net realized and unrealized
         gain (loss) on investments                        1.55          (1.95)          0.52          (0.18)          1.49
                                                         ------         ------         ------         ------         ------
           Total from investment operations                1.76          (1.70)          0.76           0.14           1.82
                                                         ------         ------         ------         ------         ------

   Less Distributions:
       From net investment income                         (0.20)         (0.26)         (0.14)         (0.47)         (0.26)
       From net realized gains                               --             --             --          (1.28)         (0.50)
                                                         ------         ------         ------         ------         ------
           Total distributions                            (0.20)         (0.26)         (0.14)         (1.75)         (0.76)
                                                         ------         ------         ------         ------         ------
   Net asset value, end of year                          $10.51          $8.95         $10.91         $10.29         $11.90
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL RETURN                                             19.88%        (16.05%)         7.38%          1.30%         17.12%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (millions)                     $20.3          $15.8          $20.4          $17.5          $26.3
   Ratio of net expenses to average net assets
       Before expense reimbursement                       1.51%          1.43%          1.74%          1.85%          1.38%
       After expense reimbursement                        1.51%          1.43%          1.74%          1.85%          1.38%
   Ratio of net investment loss to average net assets
       Before expense reimbursement                       2.10%          2.12%          2.12%          2.36%          2.58%
       After expense reimbursement                        2.10%          2.12%          2.12%          2.36%          2.58%
   Portfolio turnover rate                               57.29%         76.93%         78.01%         86.13%        122.79%

                         HENNESSY FOCUS 30 FUND(1)<F23>

                                                                                                             JANUARY 2, 2001*<F22>
                                                                  NINE MONTHS ENDED            YEAR ENDED           THROUGH
                                                              SEPTEMBER 30, 2003(2)<F24>   DECEMBER 31, 2002   DECEMBER 31, 2001
                                                              --------------------------   -----------------   -----------------
PER SHARE DATA:
   Net asset value, beginning of period                                 $ 6.63                   $ 9.27              $10.00
                                                                        ------                   ------              ------

   Loss from investment operations:
       Net investment loss                                               (0.03)                   (0.02)              (0.02)
       Net realized and unrealized loss on investments                    1.12                    (2.62)              (0.71)
                                                                        ------                   ------              ------
           Total from investment operations                               1.09                    (2.64)              (0.73)
                                                                        ------                   ------              ------
   Net asset value, end of period                                       $ 7.72                   $ 6.63              $ 9.27
                                                                        ------                   ------              ------
                                                                        ------                   ------              ------

TOTAL RETURN                                                            16.44%                  (28.48%)             (7.30%)

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)                                  $33.3                    $28.5               $43.2
   Ratio of net expenses to average net assets
       Before expense reimbursements and waivers                         1.59%                    1.54%               1.80%
       After expense reimbursements and waivers                          1.49%(3)<F25>            1.50%               1.50%
   Ratio of net investment loss to average net assets
       Before expense reimbursements and waivers                        (0.67%)                  (0.24%)             (0.62%)
       After expense reimbursements and waivers                         (0.57%)                  (0.20%)             (0.32%)
   Portfolio turnover rate                                             356.77%                  291.00%             210.00%

*<F22>    Commencement of Operations.
(1)<F23> The financial highlights set forth herein include the historical financial highlights of the SYM Select Growth Fund. The assets and liabilities of the SYM Select Growth Fund were transferred to and assumed by the Hennessy Focus 30 Fund on September 17, 2003.
(2)<F24> All ratios for the period have been annualized, except portfolio turnover and annual return.
(3)<F25> The Hennessy Focus 30 Fund has instituted an expense cap of 1.45%, which will be in effect through September 30, 2006.

FUNDS
Hennessy Cornerstone Growth Fund
Hennessy Cornerstone Value Fund
Hennessy Focus 30 Fund
The Courtyard Square
750 Grant Avenue, Suite 100
Novato, California 94945

INVESTMENT MANAGER
Hennessy Advisors, Inc.
The Courtyard Square
750 Grant Avenue, Suite 100
Novato, California 94945

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

DIRECTORS
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Harry F. Thomas

INDEPENDENT ACCOUNTANTS
KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

LEGAL COUNSEL
Foley & Lardner
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

                                 PRIVACY POLICY
                        THE HENNESSY MUTUAL FUNDS, INC.

We collect the following nonpublic personal information about you:

   o information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, asses, income and date of birth; and

   o information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non public personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

                             Not part of prospectus

  To learn more about the Hennessy Mutual Funds you may want to read the Hennessy Mutual Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Hennessy Mutual Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about the Hennessy Mutual Funds' investments by reading the Hennessy Mutual Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors, without charge, upon request, simply by calling 1-800-966-4354.

  Prospective investors and shareholders who have questions about the Hennessy Mutual Funds may also call the above number or write to the following address:

     The Hennessy Mutual Funds, Inc.
     The Courtyard Square
     750 Grant Avenue
     Suite 100
     Novato, CA 94945

  The general public can review and copy information about the Hennessy Mutual Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Hennessy Mutual Funds are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@soc.gov. or by writing to:

     Public Reference Section
     Securities and Exchange Commission
     Washington, D.C. 20549-0102

Please refer to the Hennessy Mutual Funds' Investment Company Act File No. 811-07695, when seeking information about the Hennessy Mutual Funds from the Securities and Exchange Commission.

                   Investment Company Act File No. 811-07695